UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2023

SOUTHWEST GAS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8360 S. Durango Drive
Post Office Box 98510
Las Vegas, Nevada	89193-8510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 876-7237

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Southwest Gas Holdings, Inc. Common Stock, $1 Par Value	SWX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 9, 2022, the Rights Agreement (the “Rights Agreement”), dated as of October 10, 2021, as amended by Amendment No. 1 thereto, dated as of May 9, 2022 (the “Amended Rights Agreement”), between Southwest Gas Holdings, Inc. (the “Company”) and Equiniti Trust Company, as Rights Agent, expired in accordance with its terms and is of no further force or effect. The Series A Junior Participating Preferred Stock purchase rights distributed pursuant to the Rights Agreement have also expired and are no longer outstanding.

The adoption of the Rights Agreement and Amended Rights Agreement and summaries of the material terms thereof were disclosed in the Company’s Current Reports on Form 8-K filed on October 12, 2021 and May 10, 2022, which summaries are qualified in their entirety by reference to the full text of the Rights Agreement, filed as Exhibit 4.1 thereto, respectively.

On January 13, 2023, the Company filed with the office of the Secretary of State of the State of Delaware a Certificate of Elimination (the “Certificate of Elimination”), which, effective upon filing, eliminated from the Company’s Certificate of Incorporation the Certificate of Designation of Series A Junior Participating Preferred Stock of Southwest Gas Holdings, Inc. filed with the Secretary of State of the State of Delaware on October 10, 2021.

The foregoing is a summary of the terms of the Certificate of Elimination. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of Southwest Gas Holdings, Inc.

104	Cover Page formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

January 13, 2023	/s/ Thomas E. Moran
Thomas E. Moran
Vice President, General Counsel and Corporate Secretary